EXECUTION COPY


                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


            THIS FIRST AMENDMENT (this "AMENDMENT"), dated as of January 10, 2002, to the Registration Rights Agreement, dated as of March 27, 1998, by and among DRESDNER KLEINWORT BENSON PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership ("DRESDNER"), and GARDENBURGER, INC., an Oregon corporation (the "COMPANY").

            WHEREAS, the parties hereto entered into the Registration Rights Agreement, dated as of March 27, 1998 (the "AGREEMENT"); unless otherwise defined herein, all capitalized terms used herein (including the recitals hereto) shall have the meanings assigned to such terms in the Agreement, as amended hereby;

            WHEREAS, the Company has entered into a Preferred Stock Exchange Agreement, dated as of January 10, 2002 (the "EXCHANGE AGREEMENT") with certain holders of the Company's (i) Series A Preferred Stock, no par value per share, and (ii) Series B Preferred Stock, no par value per share (collectively, the "PREFERRED HOLDERS"), and pursuant to which, among other things, the Company will issue certain warrants to the Preferred Holders (the "PREFERRED WARRANTS");

            WHEREAS,   the  Company  has  entered  into  a  Registration  Rights
Agreement, dated as of January 10, 2002 (the "PREFERRED REGISTRATION RIGHTS AGREEMENT") with the Preferred Holders, and pursuant to which, among other things, the Preferred Holders will have certain registration rights with respect to the shares of Common Stock issuable upon exercise of the Preferred Warrants (the "PREFERRED REGISTRABLE SECURITIES");

            WHEREAS, the Preferred Holders have requested Dresdner to amend the Agreement on the terms and conditions set forth in this Amendment;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto agree as follows.

            1. AMENDMENT OF SECTION 2(d)(ii).

                 (a) SECTION 2(d)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

            If a Demand Registration is an underwritten offering and the managing underwriters advise the Company and the Preferred Holders, in the event that the Preferred Holders are exercising their piggyback rights pursuant to the Preferred Registration Rights Agreement, in writing that in their opinion the number of Registrable Securities (which for purposes of this SECTION 2(d)(ii) shall include the Preferred Registrable Securities) and, if permitted


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            hereunder,  other  securities,  requested  to be  included  in  such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to holder(s) of a majority of the Registrable Securities initiating such Demand Registration pursuant to Section 2(a) and without adversely affecting the marketability of the offering, then the Company will include in such Demand Registration (A) first, the number of (i) Registrable Securities requested to be included in such Demand Registration, and
            (ii) the Preferred Registrable Securities to be included pursuant to the exercise by the Preferred Holders of their piggyback rights under the Preferred Registration Rights Agreement, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (B) second, any other securities of the Company requested to be included in such registration, in such manner as the Company may determine.

                 (b) SECTION 3(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

            PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is in part an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities (which for purposes of this SECTION 3(b) shall include the Preferred Registrable Securities) requested to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iii) third, any other securities requested to be included in such registration, in such manner as the Company may determine.

                 (c) SECTION 3(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

            PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within



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            a price range  acceptable to the holders  initially  requesting such registration and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities (which for purposes of this SECTION 3(c) shall include the Preferred
            Registrable   Securities)   requested   to  be   included   in  such
            registration, pro rata from among such holders and the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (ii) second, any other securities requested to be included in such registration, in such manner as the Company may determine.

            2. CONDITIONS. This Amendment shall become effective as of the date hereof upon (i) the execution of the counterparts hereof by the Company and Dresdner, (ii) the execution and delivery by the Company and the Preferred Holders of the Preferred Registration Rights Agreement in the form attached hereto as EXHIBIT A, (iii) the execution by the Preferred Holders of the Exchange Agreement substantially in the form attached hereto as EXHIBIT B, and
(v) the receipt of an opinion of counsel on behalf of the Company in the form attached hereto as EXHIBIT C.

            3. BINDING ON SUCCESSORS AND ASSIGNS. All the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.

            4. FURTHER ASSURANCES. Each of the Company and Dresdner, as the case may be, shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of Dresdner to carry out the provisions and purposes of this Amendment.

            5. EFFECT OF AMENDMENT. To the extent any terms and conditions in the Agreement shall contradict or be in conflict with any provisions of this Amendment, the provisions of this Amendment shall govern.

            6. EXPENSES. All expenses of Dresdner incurred in connection with this Amendment, including reasonable expenses of Dresdner's counsel, will be paid by the Company.

            7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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            8.  COUNTERPARTS.   This  Amendment  may  be  executed  in  separate
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                                  * * * * *

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            IN WITNESS  WHEREOF,  the  parties  hereto have duly  executed  this
Amendment as of the date first written above.

                              DRESDNER KLEINWORT BENSON PRIVATE EQUITY
                              PARTNERS LP

                              By:  Dresdner Kleinwort Benson Private Equity LLC
                              Its: General Partner


                                   By:  /s/ Alexander P. Coleman
                                       --------------------------------
                                   Name: Alexander P. Coleman
                                   Title: Investment Partner

                                   By:  /s/ John Walker
                                       --------------------------------
                                   Name: John Walker
                                   Title: Investment Partner



                              GARDENBURGER, INC.


                              By:  /s/ Scott C. Wallace
                                  -----------------------------------
                              Its:  President & CEO

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